UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2024

McGRATH RENTCORP

(Exact name of registrant as specified in its Charter)

California	000-13292	94-2579843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5700 Las Positas Road, Livermore, CA 94551-7800

(Address of principal executive offices)

(925) 606-9200

(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MGRC	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Security Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On August 1, 2024, Elizabeth A. Fetter, a member of the board of directors (the “Board”) of McGrath RentCorp (the “Company”) resigned from the Board, and all other positions she held as a member of any committee of the Board, effective immediately. In consideration of Ms. Fetter’s long service on the Board, the compensation committee of the Board approved (1) the accelerated vesting of 1,000 shares of restricted stock units, previously granted to Ms. Fetter on February 23, 2024 which would have otherwise vested on April 1, 2025, and (2) a cash payment to Ms. Fetter in the amount of approximately $51,000 in respect of Board and committee retainers for the remainder of calendar year 2024.

Item 7.01.	Regulation FD Disclosure.

On August 2, 2024, the Company issued a press release announcing the matters described in Item 5.02 hereof. A copy of the press release is attached hereto and filed as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, is being “furnished” herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section, or incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated August 2, 2024, issued by McGrath RentCorp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Dated: August 2, 2024	By:	/s/ Gilda Malek
Gilda Malek
Vice President, General Counsel and Corporate Secretary

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